CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Mark R. Bradley, President and Chief Executive Officer of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 24, 2012                  /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and Chief
                                        Executive Officer
                                        (principal executive officer)





I, James M. Dykas, Treasurer, Chief Financial Officer and Chief Accounting Officer of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 24, 2012                  /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer, Chief
                                        Financial Officer and Chief
                                        Accounting Officer
                                        (principal financial officer)